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                                                                   EXHIBIT 23.04


                  CONSENT OF LEGAL COUNSEL TO THE REGISTRANT




We consent to the incorporation by reference in the registration statement of Surety Capital Corporation on Form S-2 (File No. 33-89264) of our opinion dated May 19, 1995 and also consent to the reference to our firm under the caption "Legal Opinion".

/s/ SECORE & WALLER, L.L.P.
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SECORE & WALLER, L.L.P.
DALLAS, TEXAS
MAY 19, 1995